Exhibit 10.52

SECURITIES PURCHASE AGREEMENT

HealtheTech, Inc.

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of the date set forth below between HEALTHETECH, INC., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of (a) such number of shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”) as shall be equal to (i) $14,000,000 divided by (ii) the Purchase Price (as such term is defined in the Terms and Conditions for Purchase of Securities attached hereto as Annex I), and (b) warrants (collectively, the “Warrants”) to purchase an aggregate of approximately such number of shares of Common Stock (the “Warrant Shares”) as shall be equal to (i) 70% of the Investors’ aggregate purchase prices for the Shares divided by (ii) the Purchase Price, to certain investors in a private placement (the “Offering”). The Shares and the Warrant Shares shall hereinafter be referred to as the “Securities.” The Warrants shall be in substantially the form attached hereto as Annex II. The exercise price per Warrant Share shall be equal to the Purchase Price.

3. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor (a) such number of Shares as shall be equal to the aggregate purchase price of $                         (the “Aggregate Purchase Price”) divided by (ii) the Purchase Price (as such term is defined in the Terms and Conditions for Purchase of Securities attached hereto as Annex I), and (b) a warrant (the “Warrant”) to purchase such number Warrant Shares as shall be equal to (i) 70% of the Investor’s Aggregate Purchase Price divided by (ii) the Purchase Price, each pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares and the Warrant purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. In the event of changes in the outstanding Common Stock of the Company between the Definitive Agreement Date (as such term is defined in the Terms and Conditions for Purchase of Securities attached hereto as Annex I) and the Closing Date (as such term is defined in the Terms and Conditions for Purchase of Securities attached hereto as Annex I) by reason of stock dividends, splits, recapitalizations, or the like, the Purchase Price shall be correspondingly adjusted to the Purchase Price that would have been determined in accordance with the Terms and Conditions for Purchase of Securities attached hereto as Annex I had such stock dividend, split or recapitalization occurred prior to the execution of this Agreement.

5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: September , 2003

_________________________________________
“INVESTOR”

By:_______________________________________

Print Name:_________________________________

Title:______________________________________

Address:___________________________________

__________________________________________

AGREED AND ACCEPTED:

HEALTHETECH, INC.

By:_______________________________________

Print Name:_________________________________

Title:______________________________________

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Shares and the Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance of the Shares, the Warrants and the Warrant Shares.

2. Agreement to Sell and Purchase the Shares and the Warrant.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, (a) the number of Shares as determined in accordance with the provisions set forth on the signature page to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) and (b) a Warrant exercisable for that number of Warrant Shares determined in accordance with the provisions set forth on the Signature Page, for the Aggregate Purchase Price as set forth on such Signature Page.

2.2 The Company proposes to enter into this same form of Securities Purchase Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Securities Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The earliest date that Investors participating in the Offering execute this form of Securities Purchase Agreement shall be referred to herein as the “Definitive Agreement Date”. The average of the closing sale prices of the Common Stock on the Nasdaq National Market (“Nasdaq”) for the thirty (30) trading days immediately preceding and ending on the last trading day prior to the Definitive Agreement Date shall be referred to herein as the “Reference Price”. The Company will accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the Definitive Agreement Date and concluding upon the date on which the Company has (i) executed Agreements with Investors for the purchase of Shares and Warrants and (ii) notified the Investors that it is no longer accepting Agreements from Investors for the purchase of Shares and Warrants. The purchase price per Share (the “Purchase Price”) shall be determined as follows: (A) for all Investors who execute Agreements on or before the end of the second business day after the Definitive Agreement Date (the “Initial Investors”), the Purchase Price shall be equal to the Reference Price; and (B) for all Investors other than Initial Investors, the Purchase Price shall be equal to average of the closing sale prices of the Common Stock on Nasdaq for the thirty (30) trading days immediately preceding and ending on the last trading day prior to the date this Agreement is executed by such Investor (the “Subsequent Investor Price”); provided, however, that if the Subsequent Investor Price is less than the Reference Price, then the Purchase Price for such Investor shall be equal to the Reference Price.

3. Delivery of the Shares and the Warrants at Closing. The completion of the purchase and sale of the Shares and the Warrants (the “Closing”) shall occur on the date which is the fifth (5th) business day after the conditions set forth in this Section 3 have been satisfied or, at the Company’s discretion, on such other date within ten (10) days thereafter at a place and time (the “Closing Date”) to be specified by the Company, and of which the Investors will be notified in advance by the Company. At the Closing, the Investor shall deliver immediately available

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funds in the amount of the Aggregate Purchase Price by wire transfer to an account designated by the Company. At the Closing, the Company shall deliver to the Investor, versus payment therefor, (a) one or more stock certificates representing the Shares purchased by such Investor, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate and Warrant Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the Warrant to be registered in the name of the Investor or, if so indicated on the Stock Certificate and Warrant Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Shares and the Warrant to the Investor on the Closing Date shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the Aggregate Purchase Price for the Shares and the Warrant being purchased hereunder as set forth on the Signature Page hereto; (b) receipt and acceptance by the Company of a minimum of $10 million in aggregate subscriptions from Investors to purchase Shares and Warrants hereunder; (c) the Company shall have obtained the Required Stockholder Approval (as defined in Section 4.10); and (d) the accuracy of the representations and warranties made by the Investors as of the Closing Date and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Shares and the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of Shares and Warrants representing aggregate gross proceeds to the Company of not less than $10 million; (b) the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date; (c) if necessary to avoid the occurrence of a “Distribution Date” under that certain Rights Agreement dated December 11, 2002 between the Company and American Stock Transfer & Trust Company (the “Rights Agreement”), the Company shall have amended the Rights Agreement such that no Investor shall be deemed an “Acquiring Person” under the Rights Agreement solely by virtue of the Investors receiving Securities under this Agreement; (d) the Company shall have filed a listing application with Nasdaq for the Shares and Warrant Shares; (e) the Company shall have obtained the Required Stockholder Approval (as defined in Section 4.10); (f) there shall have been no Material Adverse Effect (as defined below) on the Company between the Definitive Agreement Date and the Closing Date; (g) total reported revenues of the Company for its third fiscal quarter ended September 30, 2003 shall be no less than the total reported revenues of the Company for its second fiscal quarter ended June 30, 2003; and (h) the Company shall have performed, satisfied and complied with in all material respects all covenants, agreements and conditions required to be performed, satisfied and complied with by it under the Agreement at or prior to the Closing Date. Subject to foregoing sentence, the Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares and Warrants that they have agreed to purchase from the Company. For the purposes of this Agreement, a “Material Adverse Effect” on the Company shall mean an event, change or occurrence that individually, or together with any other event, change or occurrence, has had a material adverse impact on the Company’s financial position, business, properties, assets, liabilities (absolute, accrued or contingent), prospects or results of operations; provided, however, that none of the direct effects of any of the following (individually or in combination) shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect on the Company: (i) changes in generally accepted accounting practices, (ii) historically experienced seasonal fluctuations in the Company’s performance, (iii) changes in

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worldwide general business or economic conditions affecting the industries in which the Company participates, (iv) changes in conditions generally affecting the industries in which the Company participates, (v) the announcement or pendency of any of the transactions contemplated by this Agreement, (vi) the taking of any action required by this Agreement and (vii) expenditures by the Company in the ordinary course of business and reasonable expenditures by the Company in connection with the transactions contemplated by this Agreement.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchasers as follows:

4.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a Material Adverse Effect on the Company.

4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares and the Warrants to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is

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required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares and the Warrants to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

4.4 Issuance, Sale and Delivery of the Shares and the Warrants. When issued and paid for in accordance with this Agreement or the applicable form of Warrant, the Securities will be validly issued and outstanding, fully paid and non-assessable.

4.5 Additional Information. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Investors, or will furnish if requested by the Investor prior to the Closing, is true and correct in all material respects as of their respective filing dates:

(a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

(b) the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003; and

(c) Notice of Annual Meeting and Proxy Statement for the Company’s 2003 Annual Meeting of Stockholders.

4.6 SEC Reports. The Company has filed with the Securities and Exchange Commission (“SEC”) all reports (“SEC Reports”) required to be filed by it under the Securities Exchange Act of 1934 (the “Exchange Act”) during the 12 months preceding the date of this Agreement. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains, as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated (“GAAP”), except that unaudited financial statements are subject to normal recurring year-end audit adjustments and do not contain the footnotes required under GAAP. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders’ equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders’ equity and the cash flows of the Company for the periods then ended, in each case except that unaudited financial statements are subject to normal recurring year-end audit adjustments and do not contain the footnotes required under GAAP.

4.7 Legal Proceedings. There is no material legal or governmental proceeding pending to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Company’s SEC Reports.

4.8 No Material Adverse Change. Except as disclosed in the Company’s press releases since June 30, 2003 or other proprietary information provided to the Investor in contemplation of this Offering, as of the date hereof, there has been no Material Adverse Effect affecting the Company since the end of the quarter for which the Company has filed its latest Quarterly Report on Form 10-Q, except that the Company continues to incur losses.

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4.9 Solvency/Indebtedness. Based on the financial condition of the Company as of the Closing Date: (i) the fair market value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.

4.10 Vote Required. The only vote of the holders of any class or series of the Company’s capital stock necessary to approve the Offering and the other transactions contemplated by this Agreement (the “Required Stockholder Approval”) is the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting (as defined in Section 8.1) and entitled to vote to approve the Offering.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments like that involved in the purchase of the Shares, Warrant and Warrant Shares issuable upon exercise of the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the number of Shares and the Warrant set forth on the Signature Page hereto and any Warrant Shares it may acquire upon exercise of the Warrant in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Signature Page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any material change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant set forth on the Signature Page hereto, relied only upon the information delivered to the Investor as described in Section 4.5 above and the representations and warranties of the Company contained herein. Investor understands that its acquisition of the Shares, the Warrant and any Warrant Shares it may acquire upon exercise of the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in

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reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein.

5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company, or any agents acting on behalf of the Company, that would permit an offering of the Shares, Warrant or Warrant Shares, or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement, including Section 7.2 hereof, and if selling the Securities pursuant to the Registration Statement, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Investor acknowledges that the certificates evidencing the Securities and the Warrant will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.5 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Securities by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

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5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares, Warrant or Warrant Shares issuable upon exercise of the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

5.7 If such Investor is an individual, such Investor certifies that he or she is not, nor to his or her knowledge has been designated as, a “suspected terrorist” as defined in Executive Order 13224. If such Investor is a corporation, trust, partnership, limited liability company or other organization, such Investor certifies that, to the best of its knowledge, such Investor has not been designated as, and is not owned or controlled by, a “suspected terrorist” as defined in Executive Order 13224. Such Investor hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, such Investor hereby represents, warrants and agrees that: (i) none of the cash or property that such Investor will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by such Investor to the Company, to the extent that they are within such Investor’s control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Such Investor shall promptly notify the Company if any of these representations ceases to be true and accurate regarding such Investor. Such Investor agrees to provide the Company with any additional information regarding such Investor that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Such Investor understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of such Investor’s investment in the Company. Such Investor further understands that the Company may release confidential information about such Investor and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor.

7. Registration of the Securities; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of necessary information from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than thirty (30) days after the Closing Date, a registration statement on Form S-3 (the “Registration Statement”) to

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enable the resale of the Securities by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions;

(b) use its reasonable best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Registration Statement is filed by the Company;

(c) use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor’s Securities purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all Securities purchased by such Investor in this Offering have been sold pursuant to a registration statement;

(d) furnish to the Investor with respect to the Securities registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Securities by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Securities pursuant to the Registration Statement; and

(g) advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(h) With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the

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Investor’s Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 that the Investor shall furnish to the Company such information regarding itself, the Securities to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Securities.

The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

7.2 Transfer of Securities After Registration; Suspension.

(a) The Investor agrees that it will not effect any Disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1, including any means of sale that would be permissible under the Securities Act under the circumstances, and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

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(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors.

(d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Securities under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve-month period, unless, in the good faith judgment of the Company’s Board of Directors, upon advice of counsel, the sale of Securities under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Securities. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(f) In the event of a sale of Securities by the Investor, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the shares may be properly transferred.

7.3 Indemnification. For the purpose of this Section 7.3:

(a) the term “Selling Stockholder” shall include the Investor, any affiliate of such Investor, any Trustee or officer of such Investor, and any investment adviser of

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such Investor (and each person, if any, who controls such Investor or such investment adviser within the meaning of Section 15 of the Securities Act);

(b) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(c) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.1, 5.2, 5.3 or 7.2 hereof or any misstatement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(ii) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 5.1, 5.2, 5.3 or 7.2 hereof or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that no Investor shall be required to pay any amount in excess of the gross amount received by the Investor from the sale of the Securities to which such loss relates.

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(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other

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expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Securities to which such loss relates and not joint.

(v) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular Securities when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Securities owned by the Investor, the Company will furnish or make available to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 7.5 as filed with the SEC and all other information that is made available to stockholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

7.6 Liquidated Damages. In the event that the Registration Statement is not declared effective within one hundred twenty (120) days after the Closing Date (the “Event Date”), the Company shall pay to each Investor 1.0% of such Investor’s Aggregate Purchase Price per month (on a pro-rated basis) for the period commencing on the day after the Event Date and ending on the date the Registration Statement is declared effective. In addition, the

13.

Company shall pay to each Investor 1.0% of such Investor’s Aggregate Purchase Price per month (on a pro-rated basis), for each month that a Suspension is imposed in excess of the allowable time period for such Suspensions as identified in Section 7.2(d).

8. Covenants of the Company

8.1 The Company shall use its commercially reasonable efforts to call a special meeting of its stockholders (the “Special Meeting”), to be held within forty-five (45) days after the Definitive Agreement Date, and shall solicit at such Special Meeting all necessary or appropriate approvals of the stockholders, including without limitation, as may be required pursuant to the Nasdaq Marketplace Rules, with respect to (i) the transactions contemplated by the Agreements; and (ii) any other matters as may properly be brought before such Special Meeting; provided, however, that if due to the SEC review of the Company’s preliminary proxy statement filed in connection with the Special Meeting or any other delay due to unforeseen circumstances, the Special Meeting is not held within such forty-five (45) days after the Definitive Agreement Date, the Company shall use its commercially reasonable efforts to hold such Special Meeting as soon as thereafter reasonably practicable, and such delay shall not constitute a material breach of this Agreement or relieve the Investors from their obligations to purchase the Shares and the Warrants as otherwise set forth in and would be required by the Agreements. The Company shall prepare and file with the SEC a proxy statement meeting the requirements of Section 14 of the Securities Exchange Act of 1934, as amended, and the related rules and regulations thereunder promulgated by the SEC (the “Proxy Statement”) to solicit the Required Stockholder Approval. The Company shall use its commercially reasonable efforts to cause the Proxy Statement to be cleared by the SEC as promptly as reasonably practicable after such filing, and shall promptly mail the Proxy Statement to the stockholders of the Company. The Company shall keep the Investors apprised of the status of matters relating to the Proxy Statement and the Special Meeting, including promptly furnishing the Investors and their counsel with copies of notices or other communications related to the Proxy Statement, the Special Meeting or the transactions contemplated hereby received by the Company from the SEC or Nasdaq.

8.2 After the Definitive Agreement Date, the Company shall not, without the prior written consent of the Initial Investors representing a majority of the total Aggregate Purchase Prices to be paid by all such Initial Investors, enter into any agreement with any Investor (other than the Initial Investors) that would grant such Investor under such agreement a Warrant to purchase a number of Warrant Shares greater than the quotient of 60% of such Investor’s Aggregate Purchase Price for such Investor under such agreement divided by the Purchase Price under such agreement.

8.3 After the receipt and acceptance by the Company of a minimum of $10 million in aggregate subscriptions from Investors to purchase Shares and Warrants hereunder, the Company shall offer to each of the Initial Investors a right to subscribe for additional Shares and Warrants for an aggregate purchase price equal to its pro rata portion, as defined below, of all subscriptions received and accepted by the Company in the Offering over and above $10 million in the aggregate (such amount referred to herein as the “Excess Subscription Amount”). Each Initial Investor’s pro rata portion is equal to such portion of the Excess Subscription Amount equal to the proportion of the Aggregate Purchase Price under the Agreement executed by such Initial Investor on the Definitive Agreement Date to the aggregate of all Aggregate Purchase Prices under the Agreements executed by all Initial Investors on the Definitive

14.

Agreement Date. When the Company has received and accepted subscriptions hereunder for an Excess Subscription Amount, it shall give each Initial Investor notice of such fact and the actual amount of such Excess Subscription Amount. After its receipt of such notice, each Initial Investor shall promptly notify the Company whether or not it intends to subscribe for its pro rata portion of the Excess Subscription Amount and, if such Initial Investor affirmatively elects to exercise this right, such Initial Investor shall promptly enter into an agreement, in the same form as the Agreement executed by such Initial Investor on the Definitive Agreement Date, subscribing for such additional Shares and Warrants for a Purchase Price equal to the Reference Price. If not all of the Initial Investors elect to subscribe for their pro rata portion of the Excess Subscription Amount, then the Company shall promptly notify the Initial Investors who do so elect and shall offer such Initial Investors the right to subscribe for such unsubscribed amounts. Notwithstanding the foregoing provisions of this Section 8.3, the Company shall not be required to accept subscriptions from the Initial Investors after the Definitive Agreement Date that would result in aggregate subscriptions in the Offering exceeding $14 million, and in such case, the Initial Investors shall have a right to subscribe for their respective pro rata portions of only the amount by which $14 million exceeds the Excess Subscription Amount plus $10 million.

9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a)     if to the Company, to:

          HealtheTech, Inc.

          523 Park Point Drive, 3rd Floor

          Golden, Colorado 80401

          Attn: Chief Executive Officer

          Facsimile: (303) 526-5186

(b)     with a copy mailed to:

          Cooley Godward LLP

          380 Interlocken Crescent, Suite 900

          Broomfield, Colorado 80021

          Attn: Michael Platt

          Facsimile: (720) 566-4099

(c) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

15.

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado, without giving effect to the principles of conflicts of law.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investor shall be relying on the foregoing sentence in effecting transactions in securities of the Company.

16. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

17. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder is several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Agreements. For reasons of administrative convenience only, the Investors and their respective counsel may have chosen to communicate with the Company through one counsel.

18. Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreements and the transactions contemplated thereby. The Company shall, following the Closing, reimburse the reasonable fees of and expenses of one special counsel for Investors.

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19. Tax Disclosure. Notwithstanding any provision of this Agreement to the contrary, any party to this Agreement (and any employee, representative, shareholder or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided however, that such disclosure may not be made to the extent reasonably necessary to comply with any applicable federal or state securities laws; and provided further, that for this purpose, (a) the “tax treatment” of a transaction means the purported or claimed federal income tax treatment of the transaction and (b) the “tax structure” of a transaction means any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction.

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EXHIBIT A

HEALTHETECH, INC.

STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE

Pursuant to Section 3 of the Terms and Conditions for Purchase of Securities, please provide us with the following information:

1.	The exact name that your Shares and Warrant are to be registered in (this is the name that will appear on your stock certificate(s) and Warrant). You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

A-1

EXHIBIT B

HEALTHETECH, INC.

INVESTOR QUESTIONNAIRE

(all information will be treated confidentially)

To: Investor

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, of HealtheTech, Inc. (the “Common Stock”) and warrants to purchase shares of the Common Stock (collectively with the Common Stock, the “Securities”). The Securities are being offered and sold by HealtheTech, Inc. (the “Corporation”) without registration under the Securities Act of 1933, as amended (the “Act”) and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

Residence Address:

(Number and Street) ___________________________________________________________________________________________________________

(City)	(State)	(Zip Code)

Telephone Number: ( )

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:		Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): Residence Address	Business Address

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

            (1) a bank, as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

            (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

            (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

            (4) a director, executive officer, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

            (5) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

            (6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            (7) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

            (8) an entity in which all of the equity owners are accredited investors (as defined above).

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (5), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Corporation and declared effective by the Securities and Exchange Commission or until the Corporation has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. In addition to reviewing the Corporation’s Offering Materials (as such term is defined in the Securities Purchase Agreement to which this Questionnaire is attached), the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described under the heading “Risks Factors” in the Corporation’s most recent annual report on Form 10-K and quarterly report on Form 10-Q.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this              day of September 2003, and declares under oath that it is truthful and correct.

Investor:_____________________________________

By:__________________________________________

Print Name:____________________________________

Title:_________________________________________
(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT C

HEALTHETECH, INC.

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company

6210 15th Avenue

Brooklyn, New York 11219

718-921-8380

RE:	Sale of Shares of Common Stock of HealtheTech, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 2003 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold such shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

By:___________________________________________

Print Name:_____________________________________

Dated:	Title:__________________________________________

cc:	Chief Financial Officer

HealtheTech, Inc.

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

C-1

ANNEX II

WARRANT